                                                                    EXHIBIT 10.1

                       HSBC BANK USA, NATIONAL ASSOCIATION

                                       AND

                              THE BANK OF NEW YORK,
                  NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS
                    TRUSTEE OF THE STREETTRACKS(R) GOLD TRUST

              -----------------------------------------------------

                           STREETTRACKS(R) GOLD TRUST

                       ALLOCATED BULLION ACCOUNT AGREEMENT

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THIS AGREEMENT  is made on                           , 2004
                           --------------------------

BETWEEN

(1)      HSBC BANK USA, NATIONAL ASSOCIATION, a national banking association organized under the laws of the United States of America, whose principal place of business in England is at 8 Canada Square, London
         E14 5HQ ("WE" or "US"); and

(2)      The BANK OF NEW YORK, NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS
         TRUSTEE (THE "TRUSTEE") OF STREETTRACKS(R) GOLD TRUST (THE
         "STREETTRACKS(R) GOLD TRUST") as established pursuant to the Trust
         Indenture (defined below) ("YOU").

INTRODUCTION

We have agreed to hold Bullion for you and to provide other services to you in connection with such Bullion. This agreement sets out the terms under which we will provide those services to you and the arrangements which will apply in connection with those services.

IT IS AGREED AS FOLLOWS

1.       INTERPRETATION

1.1      DEFINITIONS:   In this agreement:

         "ALLOCATED ACCOUNT" means any account maintained by us in your name pursuant to this agreement.

         "AVAILABILITY DATE" means the Business Day on which you wish us to credit to your Allocated Account an amount of Bullion debited from your
         Unallocated Account.

         "BULLION" means the Precious Metal held for you under this agreement or standing to your credit in your Unallocated Account, as the case may
         be.

         "BUSINESS DAY" means a day other than (i) a day on which the New York
         Stock Exchange, Inc. is closed for regular trading or (ii), if the transaction involves the receipt or delivery of gold or confirmation thereof in the United Kingdom or in some other jurisdiction, (a) a day on which banking institutions in the United Kingdom or in such other jurisdiction, as the case may be, are authorized by law to close or a day on which the London gold market is closed or (b) a day on which banking institutions in the United Kingdom or in such other jurisdiction, as the case may be, are authorized to be open for less than a full business day or the London gold market is open for trading for less than a full business day and transaction procedures required to be executed or completed before the close of the business day may not be so executed or completed..

         "LBMA" means The London Bullion Market Association or its successors.

         "PARTICIPANT" means a Participant as defined in the Trust Indenture.

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         "PARTICIPANT AGREEMENT" means that certain Participant Agreement in effect from time to time between the Trustee and a Participant, as those terms are defined in the Trust Indenture.

         "PARTICIPANT UNALLOCATED ACCOUNT" means the Precious Metal account a
         Participant is required by the Participant Agreement to have maintained by us for such Participant on an Unallocated Basis.

         "POINT OF DELIVERY" means such date and time that the recipient or its agent acknowledges in written form its receipt of delivery of Precious
         Metal.

         "PRECIOUS METAL" means gold.

         "RULES" means the rules, regulations, practices and customs of the LBMA
         (including without limitation the rules of the LBMA as to good delivery), the Bank of England and such other regulatory authority or other body as shall affect the activities contemplated by this agreement.

         "SPONSOR" means World Gold Trust Services, LLC.

         "SUB-CUSTODIAN" means a sub-custodian, agent or depository (including an entity within our corporate group) selected by us to perform any of our duties under this agreement including the custody and safekeeping of Bullion.

         "THIRD PARTY UNALLOCATED ACCOUNT" means a Precious Metal account maintained by us on an Unallocated Basis for a party other than you in your capacity as Trustee of the streetTRACKS(R) Gold Trust.

         "TRUST INDENTURE" means that certain Trust Indenture of streetTRACKS(R)
         Gold Trust dated as of November [ ], 2004, between World Gold Trust
         Services, LLC, as Sponsor, and The Bank of New York, as Trustee,
         effective November [ ], 2004.

         "UNALLOCATED ACCOUNT" means the account maintained by us in your name on an Unallocated Basis pursuant to the Unallocated Bullion Account
         Agreement.

         "UNALLOCATED BASIS" means, with respect to a Precious Metal account maintained with us, that the person in whose name the account is held is entitled to delivery in accordance with the Rules of an amount of
         Precious Metal equal to the amount of Precious Metal standing to the credit of the person's account but has no ownership interest in any
         Precious Metal that we own or hold.

         "UNALLOCATED BULLION ACCOUNT AGREEMENT" means that certain Unallocated
         Bullion Account Agreement between you and us dated on or about the date of this agreement.

         "VAT" means value added tax as provided for in the Value Added Tax Act
         1994 (as amended or re-enacted from time to time) and legislation supplemental thereto and any

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         other tax (whether imposed in the United Kingdom in substitution thereof or in addition thereto or elsewhere) of a similar fiscal nature.

         "WITHDRAWAL DATE" means the Business Day on which you wish to withdraw
         Bullion from your Allocated Account.

1.2      HEADINGS: The headings in this agreement do not affect its interpretation.

1.3      SINGULAR AND PLURAL; OTHER USAGES:

            (a)   References to the singular include the plural and vice versa.

            (b)   "A or B" means "A or B or both."

            (c)   "Including" means "including but not limited to."

2.       ALLOCATED ACCOUNT

2.1      OPENING THE ALLOCATED ACCOUNT: We shall open and maintain the
         Allocated Account for you in respect of Bullion.

2.2      DEPOSITS AND WITHDRAWALS: The Allocated Account shall evidence and record the holdings of Bullion in, and the movements of Bullion into and out of the Allocated Account.

2.3      DENOMINATION OF THE ALLOCATED ACCOUNT: The Allocated Account shall be denominated in fine ounces of gold to three decimal places.

2.4      REPORTS: For each Business Day, by no later than the following Business
         Day, we will transmit to you by authenticated SWIFT message(s)
         information showing the movement of Bullion into and out of your
         Allocated Account, and identifying separately each transaction and the
         Business Day on which it occurred. In addition, we will provide you such information about the movement of Bullion into and out of your
         Allocated Account on a same-day basis at such other times and in such other form as you and we shall agree. In the case of any difference between the information provided by authenticated SWIFT message and the information we provide you pursuant to the immediately preceding sentence, the SWIFT message will be controlling, and we shall not be liable for your or any third party's reliance on the information we provide to you by means other than SWIFT message. For each calendar month, we will provide you within a reasonable time after the end of the month a statement of account for your Allocated Account, accompanied by one or more weight lists in respect of the Bullion in your Allocated Account as of the last Business Day of the calendar month, containing information sufficient to identify each bar of
         Bullion held in your Allocated Account and the party having physical possession thereof. We also will provide you additional weight lists in respect of the Bullion in your Allocated Account from time to time upon your request, but only on the condition that you may not request weight lists as a way to obtain them routinely on a more frequent basis than the monthly basis on which we are undertaking to provide them.

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2.5      REVERSAL OF ENTRIES: In order to maintain the accuracy of our books and records, but without limiting our responsibilities or liability under this agreement, we shall reverse or amend any entries to your Allocated
         Account to correct errors that we discover or of which we are notified with, if we deem it necessary, effect back-valued to the date upon which the correct entry (or no entry) should have been made. Without limiting the foregoing, if Bullion delivered to your Allocated Account upon withdrawal from your Unallocated Account is determined to be of a fineness or weight different from the fineness or weight we have reported to you, (i) we shall debit your Allocated Account and credit your Unallocated Account with the requisite amount of Bullion if the determination reduces the total fine ounces of Bullion that should have been credited to your Allocated Account, and (ii) we shall credit your
         Allocated Account and debit your Unallocated Account with the requisite amount of Bullion if the determination increases the total fine ounces of Bullion that should have been credited to your Allocated Account.

2.6      ACCESS: Upon reasonable prior written notice, we will, during our normal business hours, allow your representatives, not more than twice during any calendar year, and your independent public accountants, in connection with their audit of the financial statements of the
         streetTRACKS(R) Gold Trust, to visit our premises and examine the
         Bullion and such recordS maintained by us in relation to your Allocated
         Account as they may reasonably require. You shall bear all costs relating to such visits and exams, including any out of pocket or other costs we may incur in connection therewith. Our providing of any such visits or exams is conditioned on the relevant parties complying with all our security rules and procedures and undertaking to keep confidential all information they obtain in accordance with a form of confidentiality agreement we will provide. If at the time of any visit none of the Bullion is at our premises, the relevant parties will not be permitted to visit our vault. Any visits by your representatives pursuant to clause 2.6 of the Unallocated Bullion Account Agreement shall be deemed to be a visit for purposes of this clause 2.6.

3.       TRANSFERS INTO THE ALLOCATED ACCOUNT

3.1      PROCEDURE: We shall receive transfers of Bullion into your Allocated
         Account only at your instruction given pursuant to your Unallocated
         Bullion Account Agreement, by debiting Bullion from your Unallocated
         Account and crediting such Bullion to your Allocated Account, unless we otherwise agree in writing.

4.       TRANSFERS FROM THE ALLOCATED ACCOUNT

4.1      PROCEDURE AND INSTRUCTIONS: We will transfer Bullion from your
         Allocated Account to such persons and at such times as specified in your instructions to us and not otherwise. Unless you instruct us otherwise, we will transfer Bullion from your Allocated Account only by debiting Bullion from your Allocated Account and crediting the Bullion to your Unallocated Account. When you instruct us in accordance with clause 4.4, we will transfer Bullion from your Allocated Account by debiting Bullion from your Allocated Account and making such Bullion available for collection or delivery as provided in clause 4.4. All instructions to transfer Bullion from your Allocated Account must:

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            (a)   in the normal course, be received by us no later than 9:00
                  a.m. (London time) on (i) the day that is two Business Days prior to the Withdrawal Date or (ii), in the case of a
                  transfer of Bullion to your Unallocated Account in
                  connection with a redemption of streetTRACKS(R) Gold Trust shares that has been held open one Business Day, on thE
                  Withdrawal Date, unless we otherwise agree;

            (b)   specify (i) the minimum number of fine ounces of Bullion to be debited from your Allocated Account and, if you are
                  identifying the Bullion to be debited, (ii) the serial numbers of the Bullion to be debited; and

            (c)   provide any other information which we may from time to time require, including, where applicable, the name of the person that will collect the Bullion from us or, if applicable, to whom we are to deliver it, and the Withdrawal Date.

4.2      POWER TO AMEND PROCEDURE: We may amend our procedure for the physical withdrawal of Bullion or impose such additional procedures as we may from time to time consider appropriate. We will notify you within a commercially reasonable time before we amend our procedures or impose additional ones in relation to the withdrawal of Bullion, and in doing so we will consider your needs to communicate any such change to
         Participants and others.

4.3      SPECIFICATION OF BULLION: Unless you instruct us as to the serial numbers of the Bullion to be debited, we are entitled to select the
         Bullion to be debited from your Allocated Account. When you instruct us to debit a minimum amount of Bullion from your Allocated Account for credit to your Unallocated Account without specifying the serial numbers of the Bullion to be debited, we will select the Bullion to be debited and will use commercially reasonable efforts to select for deallocation the smallest amount of Bullion necessary to satisfy your instruction. When you notify us of a debit of Bullion pursuant to clause 4.1(b) in the case of a redemption that has been held open one
         Business Day, you may not specify the serial numbers of the Bullion to be debited to your Allocated Account.

4.4      PHYSICAL WITHDRAWALS OF BULLION: Upon your instruction, we will debit
         Bullion from your Allocated Account and make the Bullion available for collection by you or, if separately agreed, for delivery by us, at your expense and risk. You and we agree nevertheless that you expect to withdraw Bullion physically from your Allocated Account (rather than by crediting it to your Unallocated Account) only in exceptional circumstances, as for example when we are unable to transfer Precious
         Metal on an Unallocated Basis. In the case of all physical withdrawals of Bullion from your Allocated Account, unless we agree to undertake delivery, you must collect, or arrange for the collection of, the
         Bullion being withdrawn from us, the Sub-Custodian or other party having physical possession thereof. We will advise you of the location from which the Bullion may be collected no later than one Business Day prior to the Withdrawal Date. When we have agreed separately to deliver
         Bullion in connection with a physical withdrawal, we shall make transportation and insurance arrangements on your behalf in accordance with our usual practice unless we have agreed in writing to other arrangements, with which we shall use commercially reasonable efforts to comply.

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         Anything in this agreement to the contrary notwithstanding, and without limiting your right to withdraw Bullion physically, we shall not be obliged to effect any requested delivery if, in our reasonable opinion, this would cause us or our agents to be in breach of the
         Rules or other applicable law, court order or regulation, the costs incurred would be excessive or delivery is impracticable for any reason. When pursuant to your instruction Bullion is physically withdrawn from your Allocated Account, all risk in and to the Bullion withdrawn shall pass at the Point of Delivery to the person to whom or to or for whose account such Bullion is transferred, delivered or collected. If you instruct us as to the serial number of one or more whole bars of Bullion to be debited, the Bullion you specify will be made available for collection or delivery as soon as reasonably practicable.

5.       INSTRUCTIONS

5.1      YOUR REPRESENTATIVES: We will act only on instructions given in accordance with this clause 5.1 and clause 14 and will not otherwise act on instructions given by any person claiming to have a beneficial interest in the streetTRACKS(R) Gold Trust. You shall notify us promptly iN writing of the names of the people who are authorised to give instructions on your behalf. Until we receive written notice to the contrary, we are entitled to assume that any of those people have full and unrestricted power to give us instructions on your behalf. We are also entitled to rely on any instructions which are from, or which purport to emanate from, any person who appears to have such authority.

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5.2      AMENDMENTS: Once given, instructions continue in full force and effect until we receive further instructions that they are cancelled, amended or superseded. We must receive an instruction cancelling, amending or superseding a prior instruction before the time the prior instruction is acted upon. Instructions shall have effect only after actual receipt by us.

5.3      UNCLEAR OR AMBIGUOUS INSTRUCTIONS: If, in our opinion, any instructions are unclear or ambiguous, we shall use reasonable endeavours (taking into account any relevant time constraints) to obtain clarification of those instructions but, failing that, we may in our absolute discretion and without any liability on our part, act upon what we believe in good faith such instructions to be or refuse to take any action or execute such instructions until any ambiguity or conflict has been resolved to our satisfaction.

5.4      REFUSAL TO EXECUTE: We will, where practicable, refuse to execute instructions if in our opinion they are or may be contrary to the Rules or any applicable law.

6.       CONFIDENTIALITY

6.1      DISCLOSURE TO OTHERS: Subject to clause 6.2, we shall treat as confidential and will not, without your consent, disclose to any other person any transaction or other information we acquire about you or your business pursuant to this agreement. Subject to clause 6.2, you shall treat as confidential and will not, without our consent, disclose to any other person any information that we provide to you about us or our business pursuant to this agreement and that we tell you, at or before the time we provide it, we are providing to you on a confidential basis.

6.2      PERMITTED DISCLOSURES: Each party accepts that from time to time the other party may be required by law or the Rules, or requested by or required in connection with filings made with a government department or agency, fiscal body or regulatory or self-regulatory authority, to disclose information acquired under this agreement. In addition, the disclosure of such information may be required by a party's auditors, by its legal or other advisors, by a company which is in the same group of companies as a party (i.e. a subsidiary or holding company of a party) or by a Sub-Custodian. Subject to the agreement of the party to which information is disclosed to maintain it in confidence in accordance with clause 6.1, each party irrevocably authorises the other to make such disclosures without further reference to such party.

7.       CUSTODY SERVICES

7.1      APPOINTMENT:  You hereby  appoint us to act as custodian of the Bullion in accordance with this agreement and any Rules which apply to us.

7.2      SEGREGATION OF BULLION: We will be responsible for the safekeeping of the Bullion on the terms and conditions of this Agreement. We will segregate Bullion in your Allocated Account from any Precious Metal which we own or hold for others by making entries in our books and records to identify such Bullion as being held for your Allocated
         Account, and we will require Sub-Custodians to segregate Bullion held by them for us from any

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         Precious Metal which they own or hold for others by making entries in their books and records to identify such Bullion as being held for us.
         It is understood that our undertaking to require Sub-Custodians to segregate Bullion from Precious Metal they own or hold for others reflects the current custody practice in the London market, and that accordingly we will be deemed to have communicated that requirement prior to the execution of this Agreement by our participation in that market. Entries on our books and records to identify Bullion will refer to each bar by refiner, assay, serial number and gross and fine weight. Under current LBMA market practices, the weight lists provided to us by our Sub-Custodians are expected to identify Bullion held for us by serial number and may include additional identifying information.

7.3      OWNERSHIP OF BULLION: We will identify in our books and records that the Bullion belongs solely to you.

7.4      LOCATION OF BULLION: Subject to clause 8.1, the Bullion held for you in your Allocated Account must be held by us at our London vault premises or by or for any Sub-Custodian, unless otherwise agreed between us.

8.       SUB-CUSTODIANS

8.1      SUB-CUSTODIANS: We may select Sub-Custodians to perform any of our duties under this agreement including the custody and safekeeping of
         Bullion. The Sub-Custodians we select may themselves select subcustodians to perform their duties, but such subcustodians shall not by such selection or otherwise be, or be considered to be, a
         Sub-Custodian as such term is used herein. We will use reasonable care in selecting any Sub-Custodian. As of the execution of this Agreement, the Sub-Custodians that we use are: the Bank of England, The Bank of
         Nova Scotia (ScotiaMocatta), Deutsche Bank AG, JPMorganChase Bank, and
         UBS AG. We will notify you if we select any additional Sub-Custodian, or stop using any Sub-Custodian for such purpose. Your receipt of notice that we have selected a Sub-Custodian (including those named in this clause 8.1) shall not be deemed to limit our responsibility in selecting such Sub-Custodian. Not more frequently than annually, upon your request, we will confirm to you that from time to time we may hold
         Precious Metal for our own account with one or more of each of the
         Sub-Custodians, provided that this confirmation shall not constitute a representation by us regarding the solvency or creditworthiness of any
         Sub-Custodian.

8.2      LIABILITY: Except for our obligation to make commercially reasonable efforts to obtain delivery of Bullion from Sub-Custodians, we shall not be liable for any act or omission, or for the solvency, of any
         Sub-Custodian unless the selection of that Sub-Custodian was made by us negligently or in bad faith.

9.       REPRESENTATIONS

9.1      YOUR REPRESENTATIONS: You represent and warrant to us that (such representations and warranties being deemed to be repeated upon each occasion Bullion is credited to or debited from your Allocated Account under this agreement):

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            (a)   you have all necessary authority, powers, consents, licences and authorisations (which have not been revoked) and have
                  taken all necessary action to enable you lawfully to enter into and perform your duties and obligations under this
                  agreement;

            (b)   the persons entering into this agreement on your behalf have been duly authorised to do so; and

            (c)   this agreement and the obligations created under it are
                  binding upon you and enforceable against you in accordance with its terms (subject to applicable principles of equity)
                  and do not and will not violate the terms of the Rules or any law, order, charge or agreement by which you are bound.

9.2      OUR REPRESENTATIONS: We represent and warrant to you that (such representations and warranties being deemed to be repeated upon each occasion Bullion is credited to or debited from your Allocated Account under this agreement):

            (a)   we have all necessary authority, powers, consents, licences and authorisations (which have not been revoked) and have
                  taken all necessary action to enable us lawfully to enter into and perform our duties and obligations under this agreement;

            (b)   the persons entering into this agreement on our behalf have been duly authorised to do so; and

            (c)   this agreement and the obligations created under it are
                  binding upon us and enforceable against us in accordance with its terms (subject to applicable principles of equity) and do not and will not violate the terms of the Rules or any law, order, charge or agreement by which we are bound.

10.      FEES AND EXPENSES

10.1     FEES: For our services under this agreement you shall pay us an annual fee equal to 0.10% of the average daily aggregate value of the Gold held in the Allocated Account and the Unallocated Account. The gold held in the Allocated Account and the Unallocated Account shall be determined based on our end of Business Day balances, and the value of the Gold shall be computed on the basis of the price of an ounce of gold as fixed by the five members of the London gold fix at or about
         3:00 p.m. London time (the "London P.M. Fix"), or if no London P.M. Fix is made on such day, on the basis of the last prior London "fix" (A.M.
         or P.M.). Our fee shall be paid in monthly installments in arrears.

10.2     EXPENSES: You must pay us on demand all costs, charges and expenses
         (including any relevant taxes, duties and reasonable legal fees but not including fees of Sub-Custodians) incurred by us in connection with the performance of our duties and obligations under this agreement or otherwise in connection with the Bullion.

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10.3     DEFAULT INTEREST: If you fail to pay us any amount when it is due, we reserve the right to charge you interest (both before and after any judgement) on any such unpaid amount calculated at a rate equal to 1%
         above the overnight London Interbank Offered Rate (LIBOR) for the currency in which the amount is due. Interest will accrue on a daily basis and will be due and payable by you as a separate debt.

11.      VALUE ADDED TAX

11.1     VAT INCLUSIVE: All sums payable under this agreement by you to us shall be deemed to be inclusive of VAT.

12.      SCOPE OF RESPONSIBILITY

12.1     EXCLUSION OF LIABILITY: We will use reasonable care in the performance of our duties under this agreement and will only be responsible to you for any loss or damage suffered by you as a direct result of any negligence, fraud or wilful default on our part in the performance of our duties, in which case our liability will not exceed the market value of the Bullion at the time such negligence, fraud or wilful default is discovered by us, provided that we notify you promptly after we discover such negligence, fraud or wilful default. If we credit
         Bullion to your Allocated Account that is not of the fine weight we have represented to you, recovery by you, to the extent such recovery is otherwise allowed, shall not be barred by your delay in asserting a claim because of the failure to discover such loss or damage regardless of whether such loss or damage could or should have been discovered.

12.2     NO DUTY OR OBLIGATION: We are under no duty or obligation to make or take, or require any Sub-Custodian to make or take, any special arrangements or precautions beyond those required by the Rules or as specifically set forth herein.

12.3     INSURANCE: We shall maintain insurance in regard to our business, including our bullion and custody business, on such terms and conditions as we consider appropriate. Upon reasonable prior written notice, in connection with the preparation of the initial registration statement under the United States federal Securities Act of 1933, as amended, covering shares of the streetTRACKS(R) Gold Trust, we will allow our insurance to be reviewed by you, by the Sponsor anD by UBS
         Securities LLC as underwriter in connection with such initial registration statement. We also will allow you and the Sponsor to review such insurance in connection with any amendment to that initial registration statement and from time to time, in each case upon reasonable prior written notice from you. Any permission to review our insurance is limited to the term of this agreement and is conditioned on the reviewing party executing a form of confidentiality agreement we will provide, or if the confidentiality agreement is already in force, acknowledging that the review is subject to it. The foregoing permissions for the Sponsor and UBS Securities LLC to review our insurance shall cease when the Sponsor or UBS Securities LLC, as the case may be, ceases to serve the streetTRACKS(R) Gold Trust as such
         Sponsor oR underwriter.

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12.4     FORCE MAJEURE: We shall not be liable to you for any delay in performance, or for the non-performance of any of our obligations under this agreement by reason of any cause beyond our reasonable control.
         This includes any act of God or war or terrorism, any breakdown, malfunction or failure of transmission in connection with or other unavailability of any wire, communication or computer facilities, any transport, port, or airport disruption, industrial action, acts and regulations and rules of any governmental or supra national bodies or authorities or regulatory or self-regulatory organisations or failure of any such body, authority, or organisation for any reason, to perform its obligations.

12.5     INDEMNITY: You shall, solely out of the assets of the streetTRACKS(R)
         Gold Trust, indemnify anD keep us, and each of our directors, shareholders, officers, employees, agents, affiliates (as such term is defined in Regulation S-X adopted by the United States Securities and
         Exchange Commission under the United States federal Securities Act of
         1933, as amended) and subsidiaries (us and each such person a
         "Custodian Indemnified Person" for purposes of this clause 12.5)
         indemnified (on an after tax basis) on demand against all costs and expenses, damages, liabilities and losses which any such Custodian
         Indemnified Person may suffer or incur, directly or indirectly in connection with this agreement except to the extent that such sums are due directly to our negligence, wilful default or fraud or that of such
         Custodian Indemnified Person.

12.6     THIRD PARTIES: You are our sole customer under this agreement and we do not owe any duty or obligation or have any liability towards any person who is not a party to this agreement. This agreement does not confer a benefit on any person who is not a party to it. The parties to this agreement do not intend that any term of this agreement shall be enforceable by any person who is not a party to it, except Custodian
         Indemnified Persons, and do intend that the Contracts (Rights of Third
         Parties) 1999 Act shall not apply to this Agreement. Nothing in this paragraph is intended to limit the obligations hereunder of any successor Trustee of the streetTRACKS(R) Gold Trust or to limit the right of any successor Trustee of the streetTRACKS(R) Gold Trust to enforce our obligations hereunder.

12.7     NO LIENS: We will not create any right, charge, security interest, lien or claim against the Bullion, except those in our favor arising under this agreement or the Unallocated Bullion Account Agreement, and we
         will not loan, hypothecate, pledge or otherwise encumber any Bullion except pursuant to your instructions.

12.8     OTHER ACTIVITIES: We and any of our affiliates may act as a Participant or own or hold Precious Metal or shares issued by the streetTRACKS(R)
         Gold Trust or both and may deal with theM in any manner, including acting as underwriter for the shares, with the same rights and powers as if we were not the custodian hereunder.

13.      TERMINATION

13.1     NON-TERMINATION: This agreement may not be terminated for one year following the "Initial Date of Deposit", as that term is defined in the
         Trust Indenture, unless the streetTRACKS(R) GolD Trust is terminated during that period.

STREETTRACKS(R)  Gold Trust
Allocated Bullion Account Agreement         - 12 -

13.2     METHOD: Subject to the requirements of clause 13.1, either party may terminate this agreement by giving not less than 90 Business Days'
         written notice to the other party. Any such notice given by you must specify:

            (a)   the date on which the termination will take effect;

            (b)   the person to whom the Bullion is to be made available; and

            (c)   all other necessary arrangements for the redelivery of the
                  Bullion to you.

13.3     RESIGNATION OF TRUSTEE: In the event you resign or are discharged or removed as Trustee, this agreement will terminate 90 Business Days following your resignation, discharge or removal unless a successor trustee to the streetTRACKS(R) Gold Trust is appointed before the end of thE 90 Business Day period or a full liquidation of the
         streetTRACKS(R) Gold Trust is started durinG the 90 Business Day period and you request us to continue the agreement in effect until the liquidation is completed.

13.4     REDELIVERY ARRANGEMENTS: Following any termination of this agreement, if you do not make arrangements acceptable to us for the redelivery of the Bullion we may continue to store the Bullion, in which case we will continue to charge the fees and expenses payable under clause 10. If you have not made arrangements acceptable to us for the redelivery of the Bullion within 6 months of the date specified in the termination notice as the date on which the termination will take effect, we will be entitled to sell the Bullion and account to you for the proceeds after deducting any amounts due to us under this agreement.

13.5     EXISTING RIGHTS: Termination shall not affect rights and obligations then outstanding under this agreement which shall continue to be governed by this agreement until all obligations have been fully performed.

14.      NOTICES

14.1     FORM: Subject to clause 14.5, any notice, notification, instruction or other communication under or in connection with this agreement shall be given in writing. References to writing include electronic transmissions that are of the kind specified in clause 14.2.

14.2     METHOD OF TRANSMISSION: Any notice, notification, instruction or other communication required to be in writing may be delivered personally or sent by first class post, pre-paid recorded delivery (or air mail if overseas), authenticated electronic transmission (including tested telex and authenticated SWIFT) or such other electronic transmission as the parties may from time to time agree to the party due to receive the notice or communication, at its address, number or destination set out in this agreement or another address, number or destination specified by that party by written notice to the other.

14.3     DEEMED RECEIPT ON NOTICE: A notice, notification, instruction or other communication under or in connection with this agreement will be deemed received only if actually received or delivered.

STREETTRACKS(R)  Gold Trust
Allocated Bullion Account Agreement         - 13 -

14.4     RECORDING OF CALLS: We may record telephone conversations without use of a warning tone. Such records will be our sole property and accepted by you as evidence of the orders or instructions given that are permitted to be given orally under this agreement.

14.5     INSTRUCTIONS RELATING TO BULLION: All notices, notifications, instructions and other communications relating to the movement of
         Bullion in relation to your Allocated Account shall be by way of authenticated electronic transmission (including tested telex and authenticated SWIFT), and shall be addressed to:

         Precious Metals Operations
         HSBC Bank USA, National Association
         8 Canada Square
         London E14 5HQ
         Tested Telex: 889217 RNB
         SWIFT: BLIC GB2L

15.      GENERAL

15.1     NO ADVICE: Our duties and obligations under this agreement do not include providing you with investment advice. In asking us to open and maintain the Allocated Account, you do so in reliance of your own judgment and we shall not owe to you any duty to exercise any judgment on your behalf as to the merits or suitability of any deposits into, or withdrawals from, your Allocated Account.

15.2     RIGHTS AND REMEDIES: Our rights under this agreement are in addition to, and independent of, any other rights which we may have at any time in relation to the Bullion, except that we will not have any right to set off against any account we maintain or property that we hold for you under this agreement any claim or amount that we may have against you or that may be owing to us other than pursuant to this agreement, no matter how that claim or amount arose.

15.3     ASSIGNMENT: This agreement is for the benefit of and binding upon us both and our respective successors, including any successor trustees, and assigns. This agreement may not be assigned by either party without the written consent of the other party; except that this clause shall not restrict our power to merge or consolidate with any party, or to dispose of all or part of our custody business.

15.4     AMENDMENTS: Any amendment to this agreement must be agreed in writing and be signed by us both. Unless otherwise agreed, an amendment will not affect any legal rights or obligations which may already have arisen.

15.5     PARTIAL INVALIDITY: If any of the clauses (or part of a clause) of this agreement becomes invalid or unenforceable in any way under the Rules or any law, the validity of the remaining clauses (or part of a clause)
         will not in any way be affected or impaired.

15.6     ENTIRE AGREEMENT: This document represents the entire agreement, and supersedes any previous agreements between us relating to the subject matter of this agreement.

STREETTRACKS(R)  Gold Trust
Allocated Bullion Account Agreement         - 14 -

15.7     JOINT AND SEVERAL LIABILITY: If there is more than one of you, your responsibilities under this agreement apply to each of you individually as well as jointly.

15.8     COUNTERPARTS: This agreement may be executed in any number of counterparts each of which when executed and delivered is an original, but all the counterparts together constitute the same agreement.

15.9     BUSINESS DAYS: If any obligation of either you or us falls due to be performed on a day which is not a Business Day in respect of the
         Allocated Account in question, then the relevant obligations shall be performed on the next succeeding Business Day applicable to such account.

15.10    PROCESSING OF ACCOUNT ENTRIES: Except for physical withdrawals as to which transfer of ownership is determined at the Point of Delivery, records of (i) all deposits to and withdrawals from the Allocated
         Account and all debits and credits to the Unallocated Account which, pursuant to instructions given in accordance with this agreement and the Unallocated Bullion Account Agreement, occur on a Business Day and
         (ii) all end of Business Day account balances in the Allocated Account and the Unallocated Account are prepared overnight as at the close of our business (usually 4:00 p.m. London time) on that Business Day. For avoidance of doubt, the foregoing sentence is illustrated by the following examples, which are not intended to create any separate obligations on our part:

                  Reports of a transfer of Precious Metal from a Third Party
                  Unallocated Account for credit to your Unallocated Account on a Business Day and a debit of Bullion from your
                  Unallocated Account for credit to your Allocated Account on that Business Day pursuant to the standing instruction
                  contained in the Unallocated Bullion Account Agreement and of the balances in your Allocated Account and your
                  Unallocated Account for that Business Day shall be prepared overnight as at the close of our business on that Business
                  Day.

                  Reports of a transfer of Bullion which we debit from your
                  Allocated Account for credit to your Unallocated Account on a Business Day and a transfer of Bullion which we debit from your Unallocated Account for credit to a Third Party
                  Unallocated Account on that Business Day and of the balances in your Allocated Account and Unallocated Account for that
                  Business Day shall be prepared overnight as at the close of our business on that Business Day.

         When you instruct us to debit Bullion from your Allocated Account for credit to your Unallocated Account and direct us to execute such instruction on the same Business Day as and in connection with one or more instructions that you give to us to debit Bullion from your
         Unallocated Account, we will use commercially reasonable efforts to execute the instructions in a manner that minimizes the time the
         Bullion to be debited from your Allocated Account stands to your credit in your Unallocated Account, save that we shall not be responsible for any delay caused by late, incorrect or garbled instructions or information from you or any third party.

15.11    MAINTENANCE OF THIS AGREEMENT. Concurrently with this agreement, we and you are entering into the Unallocated Bullion Account Agreement. That agreement shall remain

STREETTRACKS(R)  Gold Trust
Allocated Bullion Account Agreement         - 15 -

         in effect as long as this agreement remains in effect, and if that agreement is terminated, this agreement terminates with immediate effect.

15.12    PRIOR AGREEMENTS: The Agreement supersedes and replaces any prior existing agreement between you and us relating to the same subject matter.

15.13    COOPERATION. During the term of this agreement, we and you will cooperate with each other and make available to each other upon reasonable request any information or documents necessary to insure that each of our respective books and records are accurate and current.

16.      GOVERNING LAW AND JURISDICTION

16.1     GOVERNING LAW: This agreement is governed by, and will be construed in accordance with, English law.

16.2     JURISDICTION: We both agree the courts of the State of New York, in the
         United States of America, and the United States federal court located in the Borough of Manhattan in such state are to have jurisdiction to settle any disputes or claims which may arise out of or in connection with this agreement and, for these purposes we both irrevocably submit to the non-exclusive jurisdiction of such courts, waive any claim of forum non conveniens and any objections to the laying of venue, and further waive any personal service.

16.3     WAIVER OF IMMUNITY: To the extent that you may in any jurisdiction claim for yourself or your assets any immunity from suit, judgment, enforcement or otherwise howsoever, you agree not to claim and irrevocably waive any such immunity which you would otherwise be entitled to (whether on grounds of sovereignty or otherwise) to the full extent permitted by the laws of such jurisdiction.

16.4     SERVICE OF PROCESS: Process by which any proceedings are begun may be served by being delivered to the addresses specified below. This does not affect the right of either of us to serve process in another manner permitted by law.

         Our address for service of process:                          Your address for service of process
         HSBC Bank USA, National Association, London Branch           The Bank of New York
         8 Canada Square                                              2 Hanson Place
         London, E14 5HQ, United Kingdom                              Brooklyn, New York 11217
         Attention:        Precious Metals Department                 Attention:       ADR Administration
                           Legal Department

EXECUTED by the parties as follows

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

STREETTRACKS(R)  Gold Trust
Allocated Bullion Account Agreement         - 16 -

Signed on behalf of
HSBC BANK USA, NATIONAL ASSOCIATION
by

Signature
           ....................................................
Name
           ....................................................
Title
           ....................................................

Signature
           ....................................................
Name
           ....................................................
Title
           ....................................................

Signed on behalf of
THE BANK OF NEW YORK,
NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS
TRUSTEE OF THE STREETTRACKS(R) GOLD TRUST,
by

Signature
               ......................................
Name
               ......................................
Title
               .....................................

                                                                  Signature Page
                                                      streetTRACKS(R) Gold Trust
                                             Allocated Bullion Account Agreement